UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________
FORM 8-K/A
  (Amendment No. 1)
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2014
______________________________
SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

On February 3, 2014, SYNNEX Corporation (“SYNNEX”) filed a Current Report on Form 8-K to report that on January 31, 2014, SYNNEX completed its acquisition of certain assets of International Business Machines Corporation, a New York corporation (“IBM”) pursuant to a Master Asset Purchase Agreement dated as of September 10, 2013.  This Current Report on Form 8-K/A is being filed to provide the financial statements and pro forma financial information described under Item 9.01 below.  These financial statements and information are filed as Exhibits 99.1, 99.2 and 99.3.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
The audited combined financial statements of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses ("IBM CRM") as of and for the year ended December 31, 2012 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed combined financial statements of IBM CRM as of and for the nine months ended September 30, 2013 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information of SYNNEX as of and for the year ended November 30, 2013 which reflects its acquisition of IBM CRM is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(d)	Exhibits

Exhibit No.	Description
2.01
Master Asset Purchase Agreement, dated as of September 10, 2013, by and between SYNNEX Corporation and International Business Machines Corporation (incorporated herein by reference to Exhibit 2.1 to SYNNEX Corporation’s Current Report on Form 8-K filed with the Securities Exchange Commission on September 10, 2013).

23.1
Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses.

99.1
Audited Combined Financial Statements of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses as of and for the year ended December 31, 2012.

99.2
Unaudited Condensed Combined Financial Statements of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses as of and for the nine months ended September 30, 2013.

99.3	Pro forma financial information as of and for the year ended November 30, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 11, 2014

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.01
Master Asset Purchase Agreement, dated as of September 10, 2013, by and between SYNNEX Corporation and International Business Machines Corporation (incorporated herein by reference to Exhibit 2.1 to SYNNEX Corporation’s Current Report on Form 8-K filed with the Securities Exchange Commission on September 10, 2013).

23.1
Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses.

99.1
Audited Combined Financial Statements of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses as of and for the year ended December 31, 2012.

99.2
Unaudited Condensed Combined Financial Statements of Business Process Outsourcing Services, inclusive of International Business Machines Corporation’s Customer Relationship Management and Insurance Outsourcing Businesses as of and for the nine months ended September 30, 2013.

99.3	Pro forma financial information as of and for the year ended November 30, 2013.